EXHIBIT 10.29


DAVID GOULD (SBN 37947)
McDERMOTT, WILL & EMERY
2049 Century Park East, 34th Floor
Los Angeles, CA90067-3208
Telephone: 310-277-4110
Facsimile: 310-277-4730

Attorneys for Debtor
and Debtor in Possession


                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA


In re                           |    CASE No. LA 00-44653-KM
                                |    Chapter 11
QUENTRA NETWORKS INC.,          |
                                |    ORDER GRANTING DEBTOR'S MOTION FOR
           Debtor.              |    AUTHORIZATION TO ENTER INTO STOCK
                                |    PURCHASE AGREEMENT, SUBJECT TO OVEBID,
                                |    ESTABLISHING SALE PROCEDURES AND SETTING
                                |    DATES AND DEADLINES
                                |
                                |    Date:  February 16, 2001
                                |    Time:   1:00 p.m.
                                |    Place:  Courtroom "1468"
                                |            255 East Temple Street
                                |            Los Angeles, California
- - - - - - - - - - - - - - - -


         On February 16, 2001, at 1:00 p.m. the Court conducted a continued hearing on the motion of Quentra Networks, Inc., ("Debtor") entitled "Motion for Order Approving the Sale of All of the Issued and Outstanding Securities of HomeAccess MicroWeb, Inc. Free and Clear of All Liens, Claims and Encumbrances, (2) Setting Auction Procedures, (3) Approving a Break-Up Fee, and (4) Approving Exclusivity" ("Motion"). Appearances were made as noted on the record.

         The Court, having considered the moving, opposing and supplemental papers, finding notice properly given and finding good cause therefore, hereby ORDERS as follows:

         1. The Court grants the Debtor's Motion insofar as it requests sale procedures (including topping and break-up fees as set forth herein) be established and, on the representation that all parties will immediately execute the Stock Purchase Agreement ("SPA") filed with the Court on February 16, 2001, sets the dates and deadlines contained herein. The SPA is modified to delete paragraphs II.E.1 (Exclusivity), II.H.2 (Topping collection) and II.J (Indemnity).

         2. Paragraph II.H.1, providing GLDI's topping and break-up fees is modified as follows: (1) in the event that the SPA fails to close because GLDI determines to withdraw from the sale, then GLDI receives no fee; (2) in the event that the SPA fails to close because of an overbid, then GLDI's approved topping and breakup fee as set forth in paragraph II.H.1 is changed to read 125% of GLDI's reasonable, out of pocket transaction costs, as may be allowed by the Court at the hearing on March 6, 2001. GLDI shall file and serve on counsel to the Debtor, Creditors Committee and Omega Advisors so as to be received not later than 4:00 p.m. on March 2, 2001 a statement of all such costs, together with all declarations and documents in support thereof in sufficient detail so as to allow Court review thereof (such statement shall also be supplied to any bidder by fax); or (3) in the event that the SPA fails to close because of the Committee's and Omega's reserved objections to the GLDI's sale on grounds other than GLDI's proposed consideration to be paid to the Debtor pursuant to the SPA (such grounds being waived as an objection to the GLDI sale), then GLDI's topping and break-up fee shall be those reasonable, out of pocket transaction costs incurred between February 16, 2001 and March 6, 2001 as determined by the Court; GLDI may seek and the Court may allow in its discretion, those reasonable, out of pocket transaction costs incurred prior to February 16, 2001.

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


         3. The Court shall conduct a hearing to approve the sale and consider overbids on March 6, 2001 at 11:00 a.m.

         4. Any objection to the sale shall be filed with the Court and served (so as to be received) by February 27, 2001 at 4:00 p.m.

         5. Any party desiring to submit an overbid must qualify to do so by filing and serving (so as to be received) a written bid not later than March 2, 2001 at 4:00 p.m.

         6. Any party submitting an overbid must deliver to Debtor's counsel, prior to commencement of the sale hearing, a deposit in the form of a cashier's check in the amount of $100,000 to be held by debtor's counsel pending the results of the sale hearing. GLDI shall also deliver a deposit of $100,000 to Debtor's counsel prior to commencement of the sale hearing. All deposits shall be returned to each unsuccessful bidder and/or GLDI.

         7. The Debtor shall serve notice of the sale hearing, the above procedures and deadlines to all creditors by first class mail not later than February 17, 2001 and all equity holders by first class mail not later than February 20, 2001. A copy of the Debtor's notice is attached hereto.

         IT IS SO ORDERED.

      DATED:February 20, 2001                    /s/ Kathleen P. March
                                                 ---------------------
                                                 KATHLEEN P. MARCH
                                                 UNITED STATES BANKRUPTCY JUDGE

     Submitted by:
     McDermott, Will & Emery



     By: /s/ Mitchell Rishe
         -----------------------
     David Gould
     Roger Landau
     Mitchell Rishe
     Attorneys for Debtor

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


The foregoing order approving sale
procedures etc. is approved as
to form and content:

Wolf, Rifkin & Shapiro, LLP



By:/s/ Simon Aron
   --------------
Simon Aron
Proposed Attorneys for the
Creditors' Committee

Loeb & Loeb LLP



By:/s/ Lance N. Jurich
   -------------------
Lance N. Jurich, Attorneys
For Omega Advisors, Inc.

Lewis R. Landau
Attorney at Law



By:/s/ Lewis R. Landau
   -------------------
Lewis R. Landau
Attorneys for Group Long
Distance, Inc.


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